Above market acquired charters - Remaining carrying amount of amortization in future - Capital Product Partners L.P. (Details) - Capital Product Partners, L.P. ("CPLP") - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Remaining carrying amount of unamortized above market acquired time charters
2019	$ 2,704
2020	2,591
2021	2,236
Total	$ 7,531	$ 0	$ 827